EXHIBIT 10.6
BRADY CORPORATION
NONQUALIFIED STOCK OPTION
     Upon management’s recommendation, the Compensation Committee (the “Committee”) of the Brady Corporation Board of Directors has awarded to                                          (“Employee”) a non-qualified stock option (the “Option”) effective                     ,      , pursuant to the terms of the Brady Corporation 2006 Omnibus Incentive Stock Plan (the “Plan”). The Corporation’s records shall be the official record of the Option grant described herein and, in the event of any conflict between this description and the Corporation’s records, the Corporation’s records shall control.
1.	Number of Shares Optioned; Option Price

The Corporation grants to the Employee the right and option to purchase, on the terms and conditions hereof, all or any part of an aggregate of ( ) shares of the presently authorized Class A Common Stock of the Corporation, $.01 par value, whether unissued or issued and reacquired by the Corporation, at the price of $___.___ per share (the “Option Price”).

2.	Conditions of Exercise of Options During Employee’s Lifetime; Vesting of Option

Except as provided in this paragraph and in paragraph 3, this Option may not be exercised (a) unless Employee is at the date of the exercise in the employ of the Corporation or a Subsidiary, and (b) until Employee shall have been continuously so employed for a period of at least one year from the date hereof. Thereafter, this Option shall be exercisable for any amount of shares up to the maximum percentage of shares covered by this Option (rounded up to the nearest whole share), as follows (but in no event shall this Option be exercisable for any shares after the expiration date provided in paragraph 7):

Maximum
Percentage
of Shares For
Number of Completed Years After	Which Option is
Date of Grant of this Option	Exercisable
Less than 1	Zero
At least 1 but less than 2	33-1/3%
At least 2 but less than 3	66-2/3%
At least 3	100%
If Employee shall cease to be employed by the Corporation or a Subsidiary for any reason other than as provided in paragraph 3 after Employee shall have been continuously so employed for one year after the grant of this Option, Employee may, at any time within 90 days of such termination, but in no event later than the date of expiration of this Option, exercise this Option to the extent Employee was entitled to do so on the date of such termination. However, if Employee was dismissed for cause, of which the Committee shall be the sole judge, this Option shall forthwith expire. This Agreement does not confer upon Employee any right of continuation of employment by the Corporation or a Subsidiary, nor does it impair any right the Corporation or any Subsidiary may have to terminate the Employee’s employment at any time.

3.	Termination of Employment

Notwithstanding the provisions of paragraph 2 hereof, if the Employee:
(a)	is terminated by the death of the Employee, any unexercised, unexpired Stock Options granted hereunder to the Employee shall be 100% vested and fully exercisable, in whole or in part, at any time within one year after the date of death, by the Employee’s personal representative or by the person to whom the Stock Options are transferred under the Employee’s last will and testament or the applicable laws of descent and distribution;

(b)	dies within 90 days after termination of employment by the Corporation or its Affiliates, other than for cause, any unexercised, unexpired Stock Options granted hereunder to the Employee and exercisable as of the date of such termination of employment shall be exercisable, in whole or in part, at any time within one year after the date of death, by the Employee’s personal representative or by the person to whom the Stock Options are transferred under the Employee’s last will and testament or the applicable laws of descent and distribution;

(c)	is terminated as a result of the disability of the Employee (a disability means that the Employee is disabled as a result of sickness or injury, such that he or she is unable to satisfactorily perform the material duties of Employee’s job, as determined by the Board of Directors, on the basis of medical evidence satisfactory to it), any unexercised, unexpired Stock Options granted hereunder to the Employee shall become 100% vested and fully exercisable, in whole or in part, at any time within one year after the date of disability; or

(d)	is terminated as a result of the Employee’s retirement (after age 55 with ten years of employment with the Corporation or an Affiliate or after age 65), any unexercised, unexpired Stock Options granted hereunder to the Employee shall continue to vest as provided in paragraph 2 hereof and any option that is or becomes vested may be exercised in whole or in part prior to the expiration date of such option.
4.	Deferral of Exercise

Although the Corporation intends to exert its best efforts so that the shares purchasable upon the exercise of this Option will be registered under, or exempt from, the registration requirements of, the Securities Act of 1933 (the “Act”) and any applicable state securities law at the time or times this Option (or any portion of this Option) first becomes exercisable, if the exercise of this Option would otherwise result in a violation by the Corporation of any provision of the Act or of any state securities law, the Corporation may require that such exercise be deferred until the Corporation has taken appropriate action to avoid any such violation.

5.	Method of Exercising Option

This Option shall be exercised by delivering to the Corporation, at the office of its Treasurer, a written notice of the number of shares with respect to which this Option is at the time being exercised and by paying the Corporation in full the Option Price of the shares being acquired at the time.

6.	Method of Payment

Payment shall be made either (i) in cash; (ii) by delivering shares of the Corporation’s Class A Common Stock which have been beneficially owned by the Employee, the spouse of the Employee, or both of them, for a period of at least six months prior to the time of exercise (“Delivered Stock”); (iii) by surrendering to the Corporation shares of Class A Common Stock otherwise receivable upon exercise of the Option (a “Net Exercise”); or (iv) any combination of the foregoing. Payment in the form of Delivered Stock shall be in the amount of the Fair Market Value of the stock at the date of exercise, determined in accordance with paragraph 9.

7.	Expiration Date

This Option shall expire ten years after the date on which this Option was granted.

8.	Withholding Taxes

The Corporation may require, as a condition to the exercise of this Option, that the Employee concurrently pay to the Corporation any taxes which the Corporation is required to withhold by reason of such exercise. In lieu of part or all of any such payment, the Employee may elect, subject to such rules and regulations as the Committee may adopt from time to time, to have the Corporation withhold from the shares to be issued upon exercise that number of shares having a Fair Market Value, determined in accordance with paragraph 9, equal to the amount which the Corporation is required to withhold.

9.	Method of Valuation of Stock

The “Fair Market Value” of the Class A Common Stock of the Corporation on any date shall mean, if the stock is then listed and traded on a registered national securities exchange, or is quoted in the NASDAQ National Market System, the average of the high and low sales price recorded in composite transactions for such date or, if such date is not a business day or if no sales of shares shall have been reported with respect to such date, the next preceding business date with respect to which sales were reported. In the absence of reported sales or if the stock is not so listed or quoted, but is traded in the over-the-counter market, Fair Market Value shall be the average of the closing bid and asked prices for such shares on the relevant date.

10.	No Rights in Shares Until Certificates Issued

Neither the Employee nor his heirs nor his personal representative shall have any of the rights or privileges of a stockholder of the Corporation in respect of any of the shares issuable upon the exercise of the Option herein granted, unless and until certificates representing such shares shall have been issued or shares in book entry form shall have been recorded in the records of the Corporation’s transfer agent.

11.	Option Not Transferable

No portion of the Option granted hereunder shall be transferable or assignable (or made subject to any pledge, lien, obligation or liability of an Employee) except (a) by last will and testament or the laws of descent and distribution (and upon a transfer or assignment pursuant to an Employee’s last will and testament or the laws of descent and distribution, any Option must be transferred in accordance therewith); (b) during the Employee’s lifetime, nonqualified stock Options may be transferred by an Employee to the Employee’s spouse, children or grandchildren or to a trust for the benefit of such spouse, children or grandchildren, provided that the terms of any such transfer prohibit the resale of shares acquired upon exercise of the option at a time during which the transferor would not be permitted to sell such shares under the Corporation’s policy on trading by insiders.

12.	Prohibition Against Pledge, Attachment, Etc.

Except as otherwise herein provided, the Option herein granted and the rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

13.	Changes in Stock

In the event there are any changes in the Class A Common Stock of the Corporation through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, rights offering or any other change affecting the Class A Common Stock of the Corporation, appropriate changes will be made by the Committee in the aggregate number of shares and the purchase price and kind of shares subject to this Option, to prevent substantial dilution or enlargement of the rights granted to or available for Employee.

14.	Dissolution or Merger

Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation, or upon any merger in which the Corporation is not the surviving corporation, at any time prior to the expiration date of the termination of this Option, the Employee shall have the right within 60 days prior to the effective date of such dissolution, liquidation or merger, to surrender all or any unexercised portion of this Option to the Corporation for cash, subject to the discretion of the Committee as to the exact timing of said surrender. Notwithstanding the foregoing, however, in the event

Employee has retired or died, Employee’s right to surrender all or any unexercised portion of this Option under this paragraph shall be available only to the extent that at the time of any such surrender, Employee would have been entitled to exercise this Option under paragraphs 2 or 3 hereof, as the case may be. The amount of cash to be paid to Employee for the portion of this Option so surrendered, shall be equal to the number of shares of Class A Common Stock subject to the surrendered Option multiplied by the difference between the Option Price per share, as described in paragraph 1 hereof, and the Fair Market Value per share, determined in accordance with paragraph 9 hereof, as of the time of surrender.

15.	Notices

Any notice to be given to the Corporation under the terms of this Agreement shall be addressed to the Corporation in care of its Chief Financial Officer, and any notice to be given to the Employee may be addressed at the address as it appears on the Corporation’s records, or at such other address as either party may hereafter designate in writing to the other. Except as provided in paragraph 5 hereof, any such notice shall be deemed to have been duly given, if and when enclosed in a properly sealed envelope addressed as aforesaid, and deposited, postage prepaid, in the United States mail.

16.	Provisions of Plan Controlling

This Option is subject in all respects to the provisions of the Plan. In the event of any conflict between any provisions of this Option and the provisions of the Plan, the provisions of the Plan shall control, except to the extent the Plan permits the Committee to modify the terms of an Option grant and has done so herein. Terms defined in the Plan where used herein shall have the meanings as so defined. Employee acknowledges receipt of a copy of the Plan.

17.	Wisconsin Contract

This Option has been granted in Wisconsin and shall be construed under the laws of that state.

BRADY CORPORATION
DIRECTOR NONQUALIFIED STOCK OPTION AGREEMENT
     Option granted on                     ,      , by Brady Corporation, a Wisconsin corporation (hereinafter called the “Company”, to                                          (hereinafter called the “Director”) pursuant to the terms of the Brady Corporation 2005 Nonqualified Stock Option Plan for Non-Employee Directors. The Corporation’s records shall be the official record of the Option grant described herein and, in the event of any conflict between this description and Corporation’s records, the Corporation’s records shall control.
     1. Number of Shares Optioned; Option Price. The Company grants to the Director the right and option to purchase, on the terms and conditions hereof, all or any part of an aggregate of                      (                    ) shares of the presently authorized Class A Common Stock of the Company, $.01 par value, whether unissued or issued and reacquired by the Company, at the price of                                         ($     ) per share (the “Option Price”).
     2. Conditions of Exercise of Options During Director’s Lifetime; Vesting of Option. Except as provided hereinafter in this paragraph and in paragraph 3, this Option may not be exercised (a) unless Director is at the date of the exercise a Director of the Company and (b) until Director shall have been continuously a Director for a period of at least one year from the date hereof. Thereafter, this Option shall be exercisable for any amount of shares up to the maximum percentage of shares covered by this Option (rounded up to the nearest whole share) as follows (but in no event shall this Option be exercisable for any shares after the expiration date provided in paragraph 7):

Maximum Percentage
Number of Completed Years	of Shares for Which
After Date of Grant of this Option	Option is Exercisable
Less than 1	Zero
At least 1 but less than 2	33-1/3%
At least 2 but less than 3	66-2/3%
At least 3	100%
     If Director shall cease to be a Director of the Company for any reason (except death or disability, or if the Director has been a member of the Board of Directors for at least three years) after Director shall have been continuously a Director for one year after the grant of this Option, Director may, at any time within three months of such termination, but in no event later than the date of expiration of this Option, exercise this Option to the extent Director was entitled to do so on the date of such termination. This Agreement does not confer upon Director any right to continue as a Director of the Company.
     3. Termination of Employment, Etc. A. Notwithstanding the provisions of paragraph 2 hereof, in the event of the termination of the Directorship with the Company prior to three years from date of grant, due to death or disability, this Option shall become 100% vested and fully exercisable.

     For purposes of this Agreement, “Disability” means that the Director is disabled as a result of sickness or injury, such that he is unable satisfactorily to perform the Director’s duties as determined by the Board of Directors, on the basis of medical evidence satisfactory to it.
     B. (i) If the Directorship is terminated by the death of the Director prior to three years of service, any unexercised, unexpired Stock Options granted hereunder to the Director shall be exercisable, in whole or in part, at any time within one year after the date of death, by the Director’s personal representative or by the person to whom the Stock Options are transferred under the Director’s last will and testament or the applicable laws of descent and distribution. (ii) If the Directorship is terminated as a result of the disability of the Director prior to three years of service, any unexercised, unexpired Stock Options granted hereunder to the Director shall be exercisable, in whole or in part, at any time within one year after the date of disability. (iii) If the Directorship is terminated after the Director has been a member of the Board for at least three years, any unexercised, unexpired Stock Options granted hereunder to the Director shall continue to vest as provided in paragraph 2 and any option that is or becomes vested may be exercised within the term of such option.
     C. In the event of (a) the merger or consolidation of the Company with or into another corporation or corporations in which the Company is not the surviving corporation, (b) the adoption of any plan for the dissolution of the Company, or (c) the sale or exchange of all or substantially all the assets of the Company for cash or for shares of stock or other securities of another corporation, this Option shall become fully vested and exercisable immediately prior to any such event in which the Company is not the surviving corporation.
     4. Deferral of Exercise. Although the Company intends to exert its best efforts so that the shares purchasable upon the exercise of this Option will be registered under, or exempt from the registration requirements of, the Federal Securities Act of 1933 (the “Act”) and any applicable state securities law at the time or times this Option (or any portion of this Option) first becomes exercisable, if the exercise of this Option would otherwise result in the violation by the Company of any provision of the Act or of any state securities law, the Company may require that such exercise be deferred until the Company has taken appropriate action to avoid any such violation.
     5. Method of Exercising Option. This Option shall be exercised by delivering to the Company, at the office of its Treasurer, a written notice of the number of shares with respect to which this Option is at the time being exercised and by paying the Company in full the Option Price of the shares being acquired at the time.
     6. Method of Payment. Payment shall be made either (i) in cash; (ii) by delivering shares of the Company’s Class A Common Stock which have been beneficially owned by the Director, the spouse of the Director, or both of them, for a period of at least six months prior to the time of exercise (“Delivered Stock”); (iii) by surrendering to the Company shares of Class A Common Stock otherwise receivable upon exercise of the Option (a “Net Exercise”); or (iv) any combination of the foregoing. Payment in the form of Delivered Stock shall be in the amount of the Fair Market Value of the stock at the date of exercise, determined in accordance with paragraph 9.

     7. Expiration Date. This Option shall expire ten years after the date on which this Option was granted.
     8. Withholding Taxes. The Company may require payment of or withhold any tax which it believes is payable as a result of the exercise of this Option, and the Company may defer making delivery with respect to the shares until arrangements satisfactory to the Company have been made with regard to any such withholding obligations. In lieu of part or all of any such payment, the Director, in satisfaction of all withholding taxes (including, without limitation, Federal income, FICA (Social Security and Medicare) and any state and local income taxes) payable as a result of such exercise, may elect, subject to such rules and regulations as the Company may adopt from time to time, to have the Company withhold that number of shares (valued at Fair Market Value on the date of exercise and rounded upward) required to settle such withholding taxes.
     9. Method of Valuation of Stock. The “Fair Market Value” of the Class A Common Stock of the Company on any date shall mean, if the stock is then listed and traded on a registered national securities exchange, or is quoted in the NASDAQ National Market System, the average of the high and low sale prices recorded in composite transactions for such date or, if such date is not a business day or if no sales of shares shall have been reported with respect to such date, the next preceding business date with respect to which sales were reported. In the absence of reported sales or if the stock is not so listed or quoted, but is traded in the over-the-counter market, Fair Market Value shall be the average of the closing bid and asked prices for such shares on the relevant date.
     10. No Rights in Shares Until Certificates Issued. Neither the Director nor his heirs nor his personal representative shall have any of the rights or privileges of a stockholder of the Company in respect of any of the shares issuable upon the exercise of the Option herein granted, unless and until certificates representing such shares shall have been issued.
     11. Option Not Transferable During Director’s Lifetime. This Option shall not be transferable by the Director other than by his will or by the laws of descent and distribution and shall be exercisable during his lifetime only by him.
     12. Prohibition Against Pledge, Attachment, Etc. Except as otherwise herein provided, the Option herein granted and the rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.
     13. Changes in Stock. In the event there are any changes in the Class A Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, rights offering or any other change affecting the Class A Common Stock of the Company, appropriate changes shall be made by the Board of Directors of the Company, in the aggregate number of shares and the purchase price and kind of shares subject to this Option, to prevent substantial dilution or enlargement of the rights granted to or available for Director.

     14. Dissolution or Merger. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, or upon any merger in which the Company is not the surviving corporation, at any time prior to the expiration date of the termination of this Option, the Director shall have the right immediately prior to the effective date of such dissolution, liquidation or merger, to surrender all or any unexercised portion of this Option to the Company for cash, subject to the discretion of the Board of Directors as to the exact timing of said surrender. Notwithstanding the foregoing, however, in the event Director has retired or died, Director’s right to surrender all or any unexercised portion of this Option under this paragraph shall be available only to the extent that at the time of any such surrender, Director would have been entitled to exercise this Option under paragraphs 2 or 3 hereof, as the case may be. The amount of cash to be paid to Director for the portion of this Option so surrendered, shall be equal to the number of shares of Class A Common Stock subject to the surrendered Option multiplied by the difference between the Option Price per share, as described in paragraph 1 hereof, and the Fair Market Value per share, determined in accordance with paragraph 9 hereof, as of the time of surrender.
     15. Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company in care of its Vice President and Chief Financial Officer, and any notice to be given to the Director may be addressed at the address as it appears on the Company’s records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope addressed as aforesaid, and deposited, postage prepaid, in the United States mail.
     16. Provisions of Plan Controlling. This Option is subject in all respects to the provisions of the Plan. In the event of any conflict between any provisions of this Option and the provisions of the Plan, the provisions of the Plan shall control, except to the extent the Plan permits the Committee to modify the terms of an Option grant and has done so herein. Terms defined in the Plan where used herein shall have the meanings as so defined. Director acknowledges receipt of a copy of the Plan.
     17. Wisconsin Contract. This Option has been granted in Wisconsin and shall be construed under the laws of that state.

BRADY CORPORATION
PERFORMANCE STOCK OPTION
               Upon management’s recommendation, the Compensation Committee (the “Committee”) of the Brady Corporation Board of Directors has awarded to                                          (“Employee”) a non-qualified performance stock option (the “Option”) effective                     ,      , pursuant to the terms of the Brady Corporation 2006 Omnibus Incentive Stock Plan (the “Plan”).
1.	Number of Shares Optioned; Option Price

The Corporation grants to the Employee the right and option to purchase, on the terms and conditions hereof, all or any part of an aggregate of thousand ( ) shares of the presently authorized Class A Common Stock of the Corporation, $.01 par value, whether unissued or issued and reacquired by the Corporation, at the price of $ per share (the “Option Price”).

2.	Conditions of Exercise of Options During Employee’s Lifetime; Vesting of Option

Except as provided in this paragraph and in paragraph 3, this Option may not be exercised (a) unless Employee is, at the date of the exercise, in the employ of the Corporation or a Subsidiary, and (b) the performance conditions provided below have been met; provided, however, that in no event shall this Option be exercisable for any shares after the expiration date provided in paragraph 7:

Number of	Vesting	Condition of Vesting;
Shares	Date	Brady Corporation Net Income
(a)	Acceptance by the Audit Committee of the results of the fiscal audit	Fiscal net income per share of Class A Common Stock of at least $ .

(b)	Acceptance by the Audit Committee of the results of the fiscal audit	Fiscal net income per share of Class A Common Stock of at least $ .

(c)	Acceptance by the Audit Committee of the results of the fiscal audit	Fiscal net income per share of Class A Common Stock of at least $ .

*	Net income per share of Class A Common Stock will be computed by dividing the Corporation’s net income for the year by an assumed 55 million shares of diluted outstanding Common Stock and assuming no issuance of additional shares of Common Stock other than pursuant to the Corporation’s Omnibus

Incentive Stock Plans. In the event of any other stock issuance, the Compensation Committee will make an equitable adjustment of the earnings per share amounts.
               If Employee shall cease to be employed by the Corporation or a Subsidiary for any reason other than as provided in paragraph 3, Employee may, at any time within 90 days of such termination, but in no event later than the date of expiration of this Option, exercise this Option to the extent Employee was entitled to do so on the date of such termination. However, if Employee was dismissed for cause, of which the Compensation Committee of the Board of Directors of the Corporation shall be the sole judge, this Option shall forthwith expire. This Agreement does not confer upon Employee any right of continuation of employment by the Corporation or a Subsidiary, nor does it impair any right the Corporation or any Subsidiary may have to terminate the Employee’s employment at any time.
3.	Termination of Employment
          Notwithstanding the provisions of paragraph 2 hereof, other in the event of a termination for cause, if the Employee:
(a)	is terminated by the death of the Employee, any unexercised, unexpired Stock Options granted hereunder to the Employee shall be 100% vested and fully exercisable, in whole or in part, at any time within one year after the date of death, by the Employee’s personal representative or by the person to whom the Stock Options are transferred under the Employee’s last will and testament or the applicable laws of descent and distribution;

(b)	dies within 90 days after termination of employment by the Corporation or its Affiliates, other than for cause, any unexercised, unexpired Stock Options granted hereunder to the Employee and exercisable as of the date of such termination of employment shall be exercisable, in whole or in part, at any time within one year after the date of death, by the Employee’s personal representative or by the person to whom the Stock Options are transferred under the Employee’s last will and testament or the applicable laws of descent and distribution;

(c)	is terminated as a result of the disability of the Employee (a disability means that the Employee is disabled as a result of sickness or injury, such that he or she is unable to satisfactorily perform the material duties of Employee’s job, as determined by the Board of Directors, on the basis of medical evidence satisfactory to it), any unexercised, unexpired Stock Options granted hereunder to the Employee shall become 100% vested and fully exercisable, in whole or in part, at any time within one year after the date of disability;

(d)	is terminated as a result of the Employee’s retirement (after age 55 with ten years of employment with the Corporation or a Subsidiary or after age 65), any unexercised, unexpired Stock Options granted hereunder to the Employee shall continue to vest as provided in paragraph 2 hereof and any option that is or becomes vested may be exercised in whole or in part prior to the expiration date of such option.
4.	Deferral of Exercise

Although the Corporation intends to exert its best efforts so that the shares purchasable upon the exercise of this Option will be registered under, or exempt from, the registration requirements of, the Securities Act of 1933 (the “Act”) and any applicable state securities law at the time or times this Option (or any portion of this Option) first becomes exercisable, if the exercise of this Option would otherwise result in a violation by the Corporation of any provision of the Act or of any state securities law, the Corporation may require that such exercise be deferred until the Corporation has taken appropriate action to avoid any such violation.

5.	Method of Exercising Option

This Option shall be exercised by delivering to the Corporation, at the office of its Treasurer, a written notice of the number of shares with respect to which this Option is at the time being exercised and by paying the Corporation in full the Option Price of the shares being acquired at the time.

6.	Method of Payment

Payment shall be made either (i) in cash; (ii) by delivering shares of the Corporation’s Class A Common Stock which have been beneficially owned by the Employee, the spouse of the Employee, or both of them, for a period of at least six months prior to the time of exercise (“Delivered Stock”); (iii) by surrendering to the Corporation shares of Class A Common Stock otherwise receivable upon exercise of the Option (a “Net Exercise”); or (iv) any combination of the foregoing. Payment in the form of Delivered Stock shall be in the amount of the Fair Market Value of the stock at the date of exercise, determined in accordance with paragraph 9.

7.	Expiration Date

This Option shall expire ten years after the date on which this Option was granted.

8.	Withholding Taxes

The Corporation may require, as a condition to the exercise of this Option, that the Employee concurrently pay to the Corporation any taxes which the Corporation is required to withhold by reason of such exercise. In lieu of part or all of any such payment, the Employee may elect, subject to such rules and regulations as the Committee may adopt from time to time, to have the Corporation withhold from the shares to be issued upon exercise that number of shares having a Fair Market Value, determined in accordance with paragraph 9, equal to the amount which the Corporation is required to withhold.

9.	Method of Valuation of Stock

The “Fair Market Value” of the Class A Common Stock of the Corporation on any date shall mean, if the stock is then listed and traded on a registered national securities exchange, or is quoted in the NASDAQ National Market System, the average of the high and low sales price recorded in composite transactions for such date or, if such date is not a business day or if no sales of shares shall have been reported with respect to such date, the next preceding business date with respect to which sales were reported. In the absence of reported sales or if the stock is not so listed or quoted, but is traded in the over-the-counter market, Fair Market Value shall be the average of the closing bid and asked prices for such shares on the relevant date.

10.	No Rights in Shares Until Certificates Issued

Neither the Employee nor his heirs nor his personal representative shall have any of the rights or privileges of a stockholder of the Corporation in respect of any of the shares issuable upon the exercise of the Option herein granted, unless and until certificates representing such shares shall have been issued or shares in book entry form shall have been recorded in the records of the Corporation’s transfer agent.

11.	Option Not Transferable

No portion of the Option granted hereunder shall be transferable or assignable (or made subject to any pledge, lien, obligation or liability of an Employee) except (a) by last will and testament or the laws of descent and distribution (and upon a transfer or assignment pursuant to an Employee’s last will and testament or the laws of descent and distribution, any Option must be transferred in accordance therewith); (b) during the Employee’s lifetime, nonqualified stock Options may be transferred by an Employee to the Employee’s spouse, children or grandchildren or to a trust for the benefit of such spouse, children or grandchildren, provided that the terms of any such transfer prohibit the resale of shares acquired upon exercise of the option at a time during which the transferor would not be permitted to sell such shares under the Corporation’s policy on trading by insiders and are subject to the provisions of paragraph 9.

12.	Prohibition Against Pledge, Attachment, Etc.

Except as otherwise herein provided, the Option herein granted and the rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

13.	Changes in Stock

In the event there are any changes in the Class A Common Stock of the Corporation through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, rights offering or any other change affecting the Class A Common Stock of the Corporation, appropriate changes will be made by the Committee in the aggregate number of shares and the purchase price and kind of shares subject to this Option, to prevent substantial dilution or enlargement of the rights granted to or available for Employee.

14.	Dissolution or Merger

Anything contained herein to the contrary notwithstanding upon the dissolution or liquidation of the Corporation, or upon any merger in which the Corporation is not the surviving corporation, at any time prior to the expiration date of the termination of this Option, the Employee shall have the right within sixty (60) days prior to the effective date of such dissolution, liquidation or merger, to surrender all or any unexercised portion of this Option to the Corporation for cash, subject to the discretion of the Committee as to the exact timing of said surrender. Notwithstanding the foregoing, however, in the event Employee has retired or died, Employee’s right to surrender all or any unexercised portion of this Option under this paragraph shall be available only to the extent at the time of any such surrender, Employee would have been entitled to exercise this Option under paragraphs 2 or 3 hereof, as the case may be. The amount of cash to be paid to Employee for the portion of this Option so surrendered, shall be equal to the number of shares of Class A Common Stock subject to the surrendered Option multiplied by the difference between the Option Price per share, as described in paragraph 1 hereof, and the Fair Market Value per share, determined in accordance with paragraph 9 hereof, as of the time of surrender.

15.	Notices

Any notice to be given to the Corporation under the terms of this Agreement shall be addressed to the Corporation in care of its Chief Financial Officer, and any notice to be given to the Employee may be addressed at the address as it appears on the Corporation’s records, or at such other address as either party may hereafter designate in writing to the other. Except as provided in paragraph 5 hereof, any such notice shall be deemed to have been duly given, if and when enclosed in a properly sealed envelope addressed as aforesaid, and deposited, postage prepaid, in the United States mail.

16.	Provisions of Plan and Corporate Records Controlling

This Option is subject in all respects to the provisions of the Plan. In the event of any conflict between any provisions of this Option and the provisions of the Plan, the provisions of the Plan shall control, except to the extent that the Plan permits the Committee to modify the terms of an Option grant and has done so herein. Terms defined in the Plan where used herein shall have the meanings as so defined. Employee acknowledges receipt of a copy of the Plan. The Corporation’s records shall be the official record of the Option grant described herein and , in the event of any conflict between this description and the Corporation’s records, the Corporation’s records shall control.

17.	Wisconsin Contract

This Option has been granted in Wisconsin and shall be construed under the laws of that state.